UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 3, 2004



                                RSV Bancorp, Inc.
             --------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



Pennsylvania                           000-49696               23-3102103
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)


2000 Mt. Troy Road, Pittsburgh, Pennsylvania                        15212
----------------------------------------------                     --------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (412) 322-6107
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 8.01 Other Events

     On December 3, 2004, the Registrant issued a press release to report the declaration of a $.15 semi-annual cash dividend. A copy of the press release is furnished with this Form 8-K as an exhibit.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits:

          99.1 Press Release dated December 3, 2004
















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                RSV Bancorp, Inc.




Date:    December 3, 2004                       By: /s/Robert B. Kastan
                                                    ---------------------------
                                                    Robert B. Kastan
                                                    Controller/Treasurer
                                                    (Duly Authorized Officer)